Exhibit 10.42

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

THIRD AMENDMENT TO THE EXCLUSIVE LICENSE AGREEMENT

This Third Amendment to the Exclusive License Agreement (the “Third Amendment”) is made and entered into this 9 th day of April 2019 (the “Third Amendment Effective Date”) by and between the Regents of the University of Colorado, a body corporate, for and on behalf of the University of Colorado Denver at the Anschutz Medical Campus (“University”), and AdMiRx, Inc. a Delaware corporation (“Licensee”).

Background

A.

The parties entered into an Exclusive License Agreement on August 9, 2017, as amended by the First Amendment to the Exclusive License Agreement on February 8, 2017 and by the Second Amendment to the Exclusive License Agreement on September 27, 2018 (the “Agreement”).

B.

MUSC Foundation for Research Development (“MUSC FRD”) is the owner of the patents related to University Case Numbers [***] (“MUSC FRD Patents”), and MUSC FRD has entered into an inter-institutional agreement with University whereby MUSC FRD has authorized University to license and administer MUSC FRD’s interest in such patents on behalf of the Medical University of South Carolina (“MUSC”).

C.	The Licensee desires to license the MUSC FRD Patents for the purpose of developing and commercializing products covered by the MUSC FRD Patents.

D.	The parties wish to amend the Agreement to include the MUSC FRD Patents.

Accordingly, the parties agree as follows:

Article 1 Amendment

1.1    Any capitalized terms not defined herein have the same meaning as set forth in the Agreement.

1.2    Appendix A, Article l(a)(i) of the Agreement is hereby revised to read in its entirety as follows:

(i)	Licensed Group I Patents: [***]

(1)	Field of Use: all fields.

(2)	Territory: Worldwide.

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Article 2 Miscellaneous

2.1    Except as expressly amended by this Third Amendment, all provisions of the Agreement remain in full force and effect.

2.2    This Third Amendment shall be governed by and construed in accordance with the laws of the State of Colorado.

2.3    This Third Amendment together with the Agreement contains the entire understanding and agreement between the parties respecting the subject matter thereof and supersedes all prior understandings and agreements.

2.4    The provisions and clauses of this Third Amendment are severable, and in the event that any provision or clause is determined to be invalid or unenforceable under any controlling body of the law, such invalidity or unenforceability will not in any way affect the validity or enforceability of the remaining provisions and clauses hereof.

2.5    . This Third Amendment may be executed in counterparts, which taken together constitute a single legal document. A facsimile or portable document format (“.pdf’) copy of this Third Amendment, including the signature pages, is hereby deemed an original.

[Remainder of Page Intentionally Blank, Signature Page Follows]

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To evidence the parties’ agreement to this Third Amendment, the parties have executed it in duplicate and delivered it on the Third Amendment Effective Date.

University	Licensee

/s/ Jim Roberts Name: Jim Roberts Title: Director, Licensing	/s/ David Grayzel Name: David Grayzel Title: Chairman

April 11, 2019 Date	April 9, 2019 Date

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